Exhibit 10.17

Execution Version

FIRST AMENDMENT AND WAIVER

FIRST AMENDMENT AND WAIVER, dated as of December 12, 2018 (this “Amendment”), to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 2, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties (as defined therein) party thereto, the lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other parties named therein.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other parties named therein are party to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments of and/or waivers to the Credit Agreement including, among other things, changes required to permit the Borrower and/or certain of its Subsidiaries to acquire (the “Winter Acquisition”) certain assets of a Person separately identified prior to the date hereof to the Administrative Agent and the Lenders (the “Winter Seller”) pursuant to that certain Asset Purchase Agreement proposed to be entered into among the Griffith Energy Services, Inc., the Winter Seller and each other party thereto; and

WHEREAS, the requisite Lenders have agreed to such amendments and waivers on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2.Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on the Effective Date, the requisite Lenders hereby acknowledge and agree that (a) notwithstanding anything in the Credit Agreement to the contrary, the Winter Acquisition is deemed to be a “Permitted Acquisition” under and as defined in the Credit Agreement and (b) accordingly, the requirement for a maximum purchase price of $25,000,000 set forth in clause (f) thereof is hereby waived solely with respect to the consummation of the Winter Acquisition to the extent such purchase price does not exceed $60,000,000 in the aggregate (or such greater amount as may be approved by the Administrative Agent in its sole discretion).

3. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on the Effective Date, it is agreed that the Credit Agreement shall be amended as follows:

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(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in alphabetical order:

(i)“Winter Acquisition” means the acquisition by the Borrower or any of its Subsidiaries of the Winter Assets pursuant to the Winter Purchase Agreement.

(ii)“Winter Assets” means the certain assets of the Winter Seller described under the term (and defined as) “Acquired Assets” under the Winter Purchase Agreement.

(iii)“Winter Purchase Agreement” means that certain Asset Purchase Agreement proposed to be entered into among Griffith Energy Services, Inc., the Winter Seller and each other party thereto.

(iv)“Winter Seller” means the Person separately identified to the Administrative Agent and the Lenders on or prior to December 12, 2018 as the seller of the Winter Assets pursuant to the Winter Purchase Agreement.

(b)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the proviso following the definition of “Borrowing Base” in its entirety as follows:

(i)“provided that (I) the amount described in clause (d)(i) above shall be automatically reduced on a dollar-for-dollar basis by the Borrowing Base Reduction Amount, (II) Customer Lists shall be reappraised on an annual basis in accordance with Section 6.11, (III) except for (x) Inventory and (y) Accounts, any assets acquired in connection with any Permitted Acquisition shall not be included in the determination of the Borrowing Base and (IV) with respect to up to $12,000,000 in the aggregate of any Accounts Receivable comprised of Winter Assets, the amount described in clause (a) above shall be limited to 55% until the Administrative Agent shall have conducted and completed satisfactory diligence on such assets.”

(c)Section 2.14 of the Credit Agreement is hereby amended by replacing the reference to “six” therein with “fourteen (14)”

4. Conditions to Effectiveness of the Amendment.  The Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)The Administrative Agent shall have received an executed counterpart hereof from the Loan Parties and the requisite Lenders;

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(b) On the Effective Date, the representations and warranties set forth in Section 5 below shall be true and correct in all material respects;

(c)Since September 30, 2018, both immediately before and after giving effect to this Amendment, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect; and

(d)The Winter Purchase Agreement shall have been executed not later than January 10, 2019 on terms substantially similar to the draft Winter Purchase Agreement provided to the Administrative Agent prior to the date hereof.

5.Representations and Warranties.  The Borrower hereby represents and warrants, on and as of the Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Amendment.

6.Acknowledgement and Confirmation of the Loan Parties.  Each Loan Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if such Loan Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment.  This acknowledgement and confirmation by each Loan Party is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Loan Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

7.Amendment.  This Amendment does not constitute an amendment of any other provision of the Credit Agreement or the other Loan Documents, a waiver of any other provision of the Credit Agreement or the other Loan Documents, or any other right, power or remedy of the Lenders thereunder. This Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Documents.

8.Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of

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the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9.Headings.  Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

10.Governing Law; Submission To Jurisdiction.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

11.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

12.Expenses.  The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment (whether or not the transactions hereby contemplated shall be consummated) including the reasonable fees and disbursements of counsel to the Administrative Agent.

13.Counterparts; Integration.  This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.  This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

petroleum heat and power co., inc.

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

STAR GROUP, L.P.

By:  KESTREL HEAT, LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

MEENAN OIL CO., L.P.

By:  MEENAN OIL LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

A.P. WOODSON COMPANY

CFS LLC

Champion Energy LLC

COLUMBIA PETROLEUM TRANSPORTATION, LLC

GRIFFITH ENERGY SERVICES, Inc.

GRIFFITH-ALLIED TRUCKING, LLC

Hoffman Fuel Company of Bridgeport

Hoffman Fuel Company of Danbury

MEENAN HOLDINGS LLC

MEENAN OIL LLC

MILRO GROUP LLC

MINNWHALE LLC

ORTEP OF PENNSYLVANIA, INC.

PETRO HOLDINGS, INC.

PETRO PLUMBING CORPORATION

PETRO, INC.

REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.

RICHLAND PARTNERS, LLC

Rye Fuel Company

STAR ACQUISITIONS, INC.

STAR GAS FINANCE COMPANY

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Donna DiForio

Name: Donna DiForio

Title: Authorized Officer

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

BANK OF AMERICA, N.A.,

as Co-Syndication Agent, an LC Issuer and a Lender

By: /s/ Matthew T. O’Keefe

Name: Matthew T. O’Keefe

Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

CITIZENS BANK, N.A.,

As Co-Syndication Agent and a Lender

By: /s/ Donald A. Wright

Name: Donald A. Wright

Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ Jonathan Roe

Name: Jonathan Roe

Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

REGIONS BANK,

as a Lender

By: /s/ Bruce Kasper

Name: Bruce Kasper

Title: Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

TD BANK, N.A.,

as a Lender

By: /s/ Vijay Prasad

Name: Vijay Prasad

Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

BMO HARRIS BANK N.A.,

as a Lender

By: /s/ Kimberly Ptak

Name: Kimberly Ptak

Title: Authorized Officer

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,

as a Lender

By: /s/ Jonathan Boynton

Name: Jonathan Boynton

Title: Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

PNC BANK, N.A.,

as a Lender

By: /s/ Matthew Leighton

Name: Matthew Leighton

Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

CITIBANK, N.A.,

as a Lender

By: /s/ Peter F. Crispino

Name: Peter F. Crispino

Title: Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

ISRAEL DISCOUNT BANK OF NEW YORK,

as a Lender

By: /s/ Dionne S. Rice

Name: Dionne S. Rice

Title: First Vice President

By: /s/ Richard Miller

Name: Richard Miller

Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

WEBSTER BUSINESS CREDIT CORPORATION,

as a Lender

By: /s/ Christopher Magnante

Name: Christopher Magnante

Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND WAIVER TO

CREDIT AGREEMENT